Exhibit 28 (g)(13) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

EIGHTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010 and September 1, 2010, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian.

WHEREAS, each Fund is registered as a management investment company, or a series thereof, under the Investment Company Act of 1940, as amended; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Article IX of the Agreement is hereby deleted in its entirety and replaced with the following language:

1.       The Agreement shall become effective on March 1, 2011 and shall remain in full force and effect for a period of four (4) years (the “Initial Term”) and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term. Additionally, if the Custodian (or any of its affiliates) engages in (i) any act or omission which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement, which upon notice the Custodian has not cured within 5 business days or (ii) any act or omission which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement, then each Fund shall have the right to immediately terminate this Agreement.

In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor Custodian or Custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits.

In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor Custodian or Custodians. In the absence of such designation by the Fund, Custodian may designate a successor Custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor Custodian on that date deliver directly to the successor Custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting any fees, expenses and other accounts for the payment or reimbursement of which it shall then be entitled.

2.        If a successor Custodian is not designated by the Fund or Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own Custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

2.       The Agreement shall remain in full force and effect as amended by this Amendment.

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IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 1, 2011.

Each of the registered investment companies or series

thereof listed on Schedule II to the Custody

Agreement, as amended from time to time

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer

Title: Vice President

NINTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, and March 1, 2011, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add Funds to Schedule II, effective March 25, 2011; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 25, 2011.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer

Title: Vice President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Market Opportunity Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

FUNDS

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Market Opportunity Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

TENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT (“Amendment”) TO THE CUSTODY AGREEMENT dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011 and March 25, 2011 (the “Agreement”), by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”), and The Bank of New York Mellon (the “Custodian”).

WHEREAS, each Fund is registered as a management investment company, or certain services thereof, under the Investment Company Act of 1940, as amended; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

2.       The following article shall be added to the Agreement as a new Article XI “CUSTODY OF LOAN DOCUMENT FILES AND RELATED SERVICES”:

1.       As used in this Article XI, the following terms shall have the meanings set forth below:

“Loan Document File” shall mean a hard copy file delivered to and received by Custodian hereunder.

“Loan Documents” shall mean all documents and instruments relating to any Loans (as hereinafter defined), including, without limitation, loan or credit agreements, assignment and acceptance agreements, promissory notes, participation agreements, deeds, mortgages and security agreements contained in a Loan Document File.

“Loans” shall mean the bank loans or loan commitments held in the Fund.

“Servicer” shall mean the agent appointed by the applicable Fund to service the Loans, which initially shall be the Custodian, provided that the parties have entered into a separate loan servicing agreement (the “Loan Servicing Agreement”).

2.       It is understood and agreed that unless Custodian and the Fund enter into a duly executed Loan Servicing Agreement, all references to the Servicer hereunder shall refer to a person or entity other than Custodian. Upon execution of such Loan Servicing Agreement, all such references shall be to Custodian.

3.       The Servicer, as agent for the Fund, shall be solely responsible for the servicing of all Loans. All payments by or on behalf of borrowers under the Loans received by Custodian shall be credited to the Account.

4.       It is understood and agreed that Custodian shall have no responsibility for maintaining any records of account activity relating to each Loan, including without limitation, all amortization schedules, records of transfer, pay-off, assignment, participation, sale, modification, termination or other changes in the Loans, except as provided for in the Loan Servicing Agreement between the Funds and Custodian dated March 25, 2011.

5.       Upon origination, modification or other change in any Loan, the Fund shall promptly deliver or cause to be delivered to Custodian all relevant Loan Documents. It is understood and agreed that Custodian will accept any file purporting to be a Loan Document File for custody hereunder “as is” and without any examination. Any duty Custodian may have to review or inspect any Loan Documents or to determine the contents of Loan Document Files shall only be pursuant to the terms and conditions of the Loan Servicing Agreement. No such duties or obligations shall be imposed on Custodian under the Agreement. Under no circumstances will Custodian be required to issue a trust receipt (or similar instrument) with respect to the Loan Document Files or their contents. Account statements will only reflect an inventory of the Loan Document Files that Custodian holds in custody hereunder without any representation as to the contents thereof.

6.       No director, officer, employee or agent of the Fund shall have physical access to the Loan Document Files or be authorized or permitted to withdraw any Loan Documents nor shall Custodian deliver any Loan Documents to any such person, unless such access or withdrawal has been duly authorized by a resolution of the board of directors of the Fund. All such access shall be by two or more persons jointly, at least one of whom is an officer of the Fund.

3.       All Loan Documents and Loan Document Files in the possession of the Custodian are and shall remain the property of the Fund.

4.       This Amendment shall be governed by and construed in accordance with the laws of the State of New York. This Amendment shall become effective as of the date hereof upon execution by the parties hereto. From and after the execution hereof, any reference to the Agreement shall be a reference to the Agreement as amended hereby. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of the Amendment shall control. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties thereto.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 25, 2011.

Each of the registered investment companies or series
thereof listed on Schedule II to the Agreement

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Mary Jean Milner

Title: Vice President

LOAN SERVICING ANNEX AND SUPPLEMENT

TO THE CUSTODY AGREEMENT

This Loan Servicing Annex and Supplement (the “Loan Servicing Agreement”) a part of the Custody Agreement dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, and March 25, 2011 (the “Custody Agreement”), between the registered investment companies listed on Schedule II to the Custody Agreement, as may be amended from time to time (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”). Capitalized terms used but not defined shall have the meanings ascribed to them in the Custody Agreement.

WHEREAS, the Funds and the Custodian desire to supplement the Custody Agreement to provide for the servicing of loans held as assets of the Funds, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the agreements, covenants and representations herein contained, the parties hereto agree as follows:

1.       The Services. Custodian shall provide to the Funds the services described in Exhibit A attached hereto (which services are hereinafter referred to as the “Services”). The Funds shall, promptly after the date hereof, deliver or cause to be delivered to Custodian copies of all documents and information listed on Schedule II to this Loan Servicing Agreement relating to the loans or loan commitments (the “Loans”) being serviced for the loan portfolio(s) described on Exhibit A-1 (the “Portfolio(s)”).

2.       Service Fees. In consideration of the performance of the Services by Custodian, each Fund shall pay Custodian in accordance with the fee arrangements set forth on Schedule I to this Loan Servicing Agreement (the “Service Fees”). Except for such sums as are payable upon the execution hereof, if any, Custodian shall send an invoice for the Service Fees to the applicable Fund within thirty (30) days after the end of each calendar quarter during the term hereof and such invoice shall be payable upon receipt.

3.       Delegation. Custodian is hereby authorized to assign its rights and delegate its duties hereunder to a BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder, without any further notice to the Funds. The Funds agree to be bound by all actions taken by such BNY Affiliate pursuant to the preceding sentence to the same extent as if they were taken by Custodian, it being understood and agreed that no such assignment or delegation shall discharge Custodian from its obligations hereunder. Accordingly, Custodian is fully responsible to the Funds for the acts or omissions of such BNY Affiliate under the Agreement to the same extent that Custodian would be liable for such acts or omissions had Custodian not delegated such services to such BNY Affiliate. If so advised by Custodian, the Funds shall provide Instructions or other information directly to such BNY Affiliate rather than to Custodian.

4.       Notice of Default. Custodian shall not be deemed to have knowledge or notice of the occurrence of any default or event of default under the Loans unless Custodian has received notice from a Fund referring to this Loan Servicing Agreement, describing such default or event of default and stating that such notice is a “notice of default.” Such notice will be delivered in a manner permitted under the Custody Agreement. Custodian shall take such action with respect to such default or event of default as shall be reasonably directed by such Fund; provided that unless and until Custodian shall have received such directions, Custodian may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or event of default as it shall deem advisable in the best interests of such Fund.

5.       Non-Reliance by the Funds. The Funds expressly acknowledge that neither Custodian nor any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or affiliates have made any representations or warranties pursuant to this Loan Servicing Agreement and that no act by Custodian hereafter taken, including, without limitation, any review of the affairs of any borrower or any affiliate of any borrower, shall be deemed to constitute any representation or warranty by Custodian with respect to the Loans. The Funds represent to Custodian that they have, independently and without reliance upon Custodian, and based on such documents and information as they shall deem appropriate at the time, made their own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of any borrower and its affiliates and made their own decisions to make and/or purchase the Loans. The Funds also represent that they will, independently and without reliance upon Custodian, and based on such documents and information as they shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action with respect to the Loans, and to make such investigation as they deem necessary to inform them as to the business, operations, property, financial and other condition and creditworthiness of any borrower. Except for notices, reports and other documents expressly required to be furnished to the Funds by the Custodian, Custodian shall not have any duty or responsibility to provide the Funds with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any borrower that may come into the possession of the Custodian or any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or affiliates.

6.       Advances. Custodian shall not be obligated to make any advances or make any payments to any party out of its own funds and no provision of this Loan Servicing Agreement or any other document executed in connection herewith shall require Custodian to expend or risk its own funds in the performance of any of its duties hereunder.

7.       Event of Default by Custodian. The following shall constitute a “Custodian Event of Default” hereunder:

The commencement of a case or other proceeding seeking liquidation, reorganization or other similar relief with respect to Custodian or its debts under any bankruptcy, insolvency or similar law or seeking the appointment of a receiver, trustee, liquidator, conservator, administrator, custodian or other similar official for Custodian or Custodian’s property and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days.

8.       Event of Default by a Fund. The following shall constitute a “Fund Event of Default” hereunder:

The commencement of a case or other proceeding seeking liquidation, reorganization or other similar relief with respect to a Fund or its debts under any bankruptcy, insolvency or similar law or seeking the appointment of a receiver, trustee, liquidator, conservator, administrator, custodian or other similar official for such Fund or such Fund’s property and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days.

9.       Remedies.

(a) If a Custodian Event of Default shall occur, the Funds may terminate this Loan Servicing Agreement immediately upon the delivery of written notice to Custodian, and shall, subject to the limitations contained in the Custody Agreement, be entitled to any and all other rights and remedies under law or in equity.

(b) If a Fund Event of Default shall occur, Custodian may terminate this Loan Servicing Agreement and resign immediately upon the delivery of written notice to the Funds, and shall, subject to the limitations contained in the Custody Agreement, be entitled to any and all other rights and remedies under law or in equity.

10.       Termination for No Cause. Either Custodian or the Funds may terminate: (a) this Loan Servicing Agreement in its entirety or (b) the Services as to any particular portfolio of loans or as to a loan or loans without terminating this Loan Servicing Agreement in its entirety, for any or no reason upon the providing of ninety (90) days’ advance written notice to the other parties.

11.       NOTICE REQUIRED BY THE USA PATRIOT ACT. Each Fund hereby acknowledges that Custodian is subject to federal laws, including the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which Custodian must obtain, verify and record information that allows Custodian to identify its customers. Accordingly Custodian will ask the Funds to provide certain information including, but not limited to, the name of each Fund, physical address, tax identification number and other information that will help Custodian to identify and verify each Fund’s identity such as organizational documents, ownership, certificate of good standing, license to do business, or other pertinent identifying information.

12.       Custody Agreement. The parties understand and agree that this Loan Servicing Agreement shall be subject to the term and conditions of the Custody Agreement. In the event of any inconsistency between the terms and conditions of the Custody Agreement and the Loan Servicing Agreement, the terms and conditions of the Loan Servicing Agreement shall govern.

[The Remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Loan Servicing Agreement to be executed by their respective officers, thereunto duly authorized, as of March 25, 2011.

THE BANK OF NEW YORK MELLON	Each of the registered investment companies or series thereof listed on Schedule II to the Custody Agreement

By: /s/ Mary Jean Milner	By: /s/ Richard A. Novak
Name: Mary Jean Milner	Name: Richard A. Novak
Title: Vice President	Title: Treasurer

EXHIBIT A

Schedule of Services

1.	With respect to the Loans to be serviced hereunder, the parties agree that Custodian shall perform the following services for each Fund whose Portfolio(s) are identified in Exhibit A-1 (the “Services”):

(a)	Set-Up / File Maintenance.
(i)	Custodian shall accept from the Fund or its designee, the relevant information pertaining to the Loans, and thereafter maintain paper or electronic copies of same in Custodian’s system, including as available or appropriate, copies of all new assignment and acceptance agreements, participation agreements, funding memoranda, current loan or credit agreements. Copies of such information shall be retained by Custodian for the period(s) required by the Investment Company Act of 1940, as amended, and the rules thereunder.
(ii)	Enter into the Custodian’s loan tracking system, and maintain a loan database containing information provided to the Custodian from time to time by the Fund or agent banks for the Loans with respect to (i) the obligor name for each Loan, (ii) the principal and interest payments made or to be made on the Loans, (iii) the applicable interest rate, interest rate resets and interest accrual periods of each Loan, (iv) the principal balance of each Loan and (v) the funded and commitment balances of, and commitment fees for, each Loan (“Loan Information”).
(iii)	Notwithstanding the foregoing, Custodian as servicer for the Loans, shall not be obligated to accept nor be responsible for holding or safekeeping originals of any securities, promissory notes, certificates of equity or debt ownership or obligations, deeds, mortgages, bonds, security agreements, any other type of negotiable instrument, or any other document related to the Loans.
(iv)	Additionally, the parties agree that, whereas it is necessary hereunder for Custodian to expeditiously obtain and process information, including notices, derived from third-parties, including agents for the Loans, (particularly in connection with providing any reports to the Fund), Custodian shall be entitled to rely upon such third-party information and shall not be required to verify or authenticate in any manner such information. Custodian will be deemed to have acted reasonably in accepting, using and transmitting such information, as contemplated herein.

(b)       Assignments / Pay-Offs / Terminations.

(i)	Custodian shall further maintain records of information it receives regarding the transfer, pay-off, assignment, participation, sale, modification, termination or other changes in the Loans, and reflect such changes in its system, and in the Reports.

(c)       Inquiries/ Record Keeping.

(i)	Custodian shall maintain electronic records of material notices it receives from the administrative agents of the Loans regarding the Loans and transactions with respect to the Loans for a period of seven years from receipt.
(ii)	Custodian will provide initial response to e-mail or telephone inquiries by the Fund about the Loan within 2 Business Days.

EXHIBIT A-1

List of Portfolios

Federated Emerging Market Debt Fund

Schedule I

Fee Schedule

Custodian agrees to waive its Service Fees for Services provided to the Federated Emerging Market Debt Fund for the servicing of the following Loan:

Cooperativa dos Agricultores da Regiao de Orlandia (CAROL BL) – Term Loan, 4.050%, 9/28/2011

Asset ID: 1439999D4

Par: 600,000

Schedule II

For each Loan purchased by the Portfolio acquired after the execution of this Loan Servicing Agreement:

1.	Assignment and Acceptance Agreement or Participation Agreement
2.	Funding Memorandum
3.	Credit Agreement, if necessary
4.	Amendments to the Credit Agreement, if any
5.	Current Amortization Schedule for each Loan, if any

ELEVENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, March 25, 2011 and August 1, 2012, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds to Schedule II, effective August 1, 2012; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2012.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Mary Jean Milner

Title: Vice President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 8/1/12

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Prudent Absolute Return Fund (formerly, Federated Market Opportunity Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

FUNDS

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Prudent Absolute Return Fund (formerly, Federated Market Opportunity Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

TWELFTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, March 25, 2011, August 1, 2012 and December 31, 2012, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds to Schedule II, effective December 31, 2012; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 31, 2012.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By:

Title:

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/31/12

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund (formerly, Federated Prudent Absolute Return Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/31/12

FUNDS

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund (formerly, Federated Prudent Absolute Return Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

Execution Copy

THIRTEENTH AMENDMENT

TO CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”):

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010 September 1, 2010, March 1, 2011 and through two separate amendments each on March 25, 2011, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto (each a “Fund”) and The Bank of New York Mellon (the “Custodian”).

WHEREAS, each Fund is registered as a management investment company, or a series thereof, under the Investment Company Act of 1940, as amended; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.        Article V of the Agreement is hereby supplemented to include Section 3. As follows:

3.        Notwithstanding the foregoing, Custodian will not charge the Fund any overdraft fees, penalties, or related custody charges in connection with any transaction or series of related transactions for which Custodian did not provide Fund with notice, as soon as reasonably practicable under the circumstances, of any refusal to accept or provide a price for an Actionable Trade Request as such term is defined in the FX Standing Instructions Session Range Program Description dated December 18, 2012.

2.       The Agreement shall remain in full force and effect as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of September 24, 2013.

Each of the registered investment companies or series thereof listed on Schedule II to the Custody Agreement, as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President

Managing Director

FOURTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, two separate amendments dated March 25, 2011, August 1, 2012, December 31, 2012, September 24, 2013 and April 28, 2014, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds to Schedule II, effective April 28, 2014; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 28, 2014.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 4/28/14

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund)

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 4/28/14

FUNDS

Federated Enhanced Treasury Income Fund

Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund)

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

FIFTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, two separate amendments dated March 25, 2011, August 1, 2012, December 31, 2012, September 24, 2013, April 28, 2014, and December 1, 2014 and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2014.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/14

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/14

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

Sixteenth Amendment to the Custody Agreement

This Sixteenth Amendment to the Custody Agreement, is made on May 14, 2015 with certain varying effective dates with respect to certain entities as set forth herein (this “Amendment”), by and between the registered investment companies listed on Schedule II to the Agreement (as defined below), as may be amended from time to time (each stand-alone registered investment company and each Series a “Fund” and collectively the “Funds”), and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the parties have entered into that certain Custody Agreement, dated June 7, 2005 (as amended fourteen times previously, supplemented and/or restated, the “Agreement”), by and between the Funds and the Custodian;

WHEREAS, the parties previously amended the Agreement to add or modify (1) the section entitled “Earnings Credit Arrangement” in the Fee Schedule for Non-Money Market Funds attached to the Agreement as Exhibit D thereto (“Exhibit D”) and (2) the section entitled “Compensating Balance Arrangement” in the Fee Schedule for Money Market Funds attached to the Agreement as Exhibit E thereto (“Exhibit E”);

WHEREAS, each of the Funds and the Custodian wish to confirm that the “Earnings Credit Arrangement” section in Exhibit D as set forth in Schedule 1 to this Amendment continues to apply to all Non-Money Market Funds to which it currently applies, except as specified below;

WHEREAS, each of the Funds and the Custodian also wish to modify the “Earnings Credit Arrangement” section in Exhibit D as set forth in Schedule 2 to this Amendment with respect to the Non-Money Market Funds identified below and in Schedule 2 to this Amendment; and

WHEREAS, each of the Funds and the Custodian also wish to modify the “Compensating Balance Arrangement” section in Exhibit E as set forth in Schedule 3, Schedule 4 and Schedule 5 to this Amendment with respect to the Money Market Funds identified below and in Schedule 3, Schedule 4 and Schedule 5 to this Amendment.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.               Amendment to Exhibit D. The parties hereby confirm and agree that the “Earnings Credit Arrangement” section in Exhibit D set forth in Schedule 1 to this Amendment continues to apply to all Non-Money Market Funds to which it currently applies, except that, effective from and after April 1, 2014, with respect to Federated Short-Intermediate Duration Municipal Trust and Federated Municipal Ultrashort Fund, such section in Exhibit D will be deleted in its entirety and replaced with the “Compensating Balance Arrangement” section set forth in Schedule 2 to this Amendment.

2.               Amendment to Exhibit E. The parties hereby confirm and agree that the “Compensating Balance Arrangement” section in Exhibit E shall be amended as follows:

(a)       Effective from and after April 1, 2014, with respect to Federated Capital Reserves Fund and Federated Government Reserves Fund, such section in Exhibit E will be deleted in its entirety and replaced with the “Hard Dollar Compensation Arrangement” section set forth in Schedule 3 to this Amendment;

(b)       Effective from and after April 1, 2014, with respect to Federated Municipal Trust, such section in Exhibit E will be deleted in its entirety and replaced with the “Compensating Balance Arrangement” section set forth in Schedule 4 to this Amendment;

(c)       Effective from and after June 1, 2014, with respect to US Treasury Cash Reserves, Automated Government Cash Reserves, and Government Obligations Tax Managed Fund, such section in Exhibit E will be deleted in its entirety and replaced with the “Compensating Balance Arrangement” section set forth in Schedule 5 to this Amendment.

3.     Miscellaneous. This Amendment constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. The Agreement, as amended hereby, shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall, together, constitute only one instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party. This Amendment shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

THE BANK OF NEW YORK MELLON	EACH OF THE REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF LISTED ON SCHEDULE II TO THE AGREEMENT

By: /s/ Armando Fernandez	By: /s/ Lori A. Hensler
Name: Armando Fernandez	Name: Lori A. Hensler
Title: Vice President/Managing Director	Title: Treasurer for the Funds

SCHEDULE 1

“EARNINGS CREDIT ARRANGEMENT” SECTION IN EXHIBIT D
as applicable to all Non-Money Market Funds, except Federated Short-Intermediate Duration Municipal Trust and
Federated Municipal Ultrashort Fund

Earnings Credit Arrangement

Each of the Funds and The Bank of New York Mellon have entered into a compensating balance arrangement pursuant to which it has been agreed that 90% of any positive balances will be compensated at the 90-day T-Bill rate and 100% of overdrawn balances will be charged at a rate of 1% over the Fed Funds rate. Monthly, the net resultant credit or charge will be applied to each Funds’ respective safekeeping fees. Credits that exceed the safekeeping fee may be carried over into the next billing period at the discretion of the Custodian.

SCHEDULE 2

“COMPENSATING BALANCE ARRANGEMENT” SECTION IN EXHIBIT D

AS APPLICABLE TO FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST AND FEDERATED MUNICIPAL ULTRASHORT FUND

Compensating Balance Arrangement

Each Fund and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow a Fund to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for each Fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part of the Bank, in which case the positive balance would be assessed at 100%). The Funds shall maintain the average compensating balance over quarterly periods (ending March, June, September, and December). Average balances will be computed at the end of the quarter. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net charges will be applied to the safekeeping fees. Credit is not given for net positive balances.

Maximum Daily Balance (“MDB”) limits have been determined for each Fund. On days where a Fund exceeds its MDB, interest will be charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB was exceeded.

Maximum Daily Balance +/- $25 million

Federated Short-Intermediate Duration Municipal Trust

Federated Municipal Ultrashort Fund

SCHEDULE 3

“HARD DOLLAR COMPENSATION ARRANGEMENT” SECTION IN EXHIBIT E

AS APPLICABLE TO Federated Capital Reserves Fund and
Federated Government Reserves Fund

Hard Dollar Compensation Arrangement

Each Fund and The Bank of New York Mellon (the “Bank”) have entered into a hard dollar compensation arrangement with respect to overdrafts as follows: (1) 100% of overdrawn balances with respect to a particular Fund will be charged at a rate of 50 basis points over the Fed Funds rate; (2) Monthly, such charge with respect to a particular Fund will be applied to such Fund’s safekeeping fees; and (3) Positive balances with respect to a Fund earn zero compensation.

SCHEDULE 4

“COMPENSATING BALANCE ARRANGEMENT” SECTION IN EXHIBIT E

AS APPLICABLE TO FEDERATED MUNICIPAL TRUST

Compensating Balance Arrangement

The Fund and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow the Fund to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day the Fund maintains a positive balance, the Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for the Fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part of the Bank, in which case the positive balance would be assessed at 100%). The Fund shall maintain the average compensating balance over quarterly periods (ending March, June, September, and December). Average balances will be computed at the end of the quarter. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net charges will be applied to the safekeeping fees. Credit is not given for net positive balances.

Maximum Daily Balance (“MDB”) limits have been determined for the Fund. On days where the Fund exceeds its MDB, interest will be charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB was exceeded.

Maximum Daily Balance +/- $25 million

Federated Municipal Trust

SCHEDULE 5

“COMPENSATING BALANCE ARRANGEMENT” SECTION IN EXHIBIT E

AS APPLICABLE TO US TREASURY CASH RESERVES, AUTOMATED GOVERNMENT CASH RESERVES, AND GOVERNMENT OBLIGATIONS TAX MANAGED FUND

Compensating Balance Arrangement

Each Fund and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow a Fund to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for each Fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part on the Bank, in which case the positive balance would be assessed at 100%). The Funds shall maintain the average compensating balance over quarterly periods (ending February, May, August, and November). Average balances will be computed at the end of the quarter. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net charges will be applied to the safekeeping fees. Credit is not given for net positive balances.

Maximum Daily Balance (“MDB”) limits have been determined for each Fund. On days where a Fund exceeds its MDB, interest will be charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB was exceeded.

Maximum Daily Balance +/- $150 million

Federated U.S. Treasury Cash Reserves

Maximum Daily Balance +/- $100 million

Federated Government Obligations Tax Managed Fund

Maximum Daily Balance +/- $25 million

Federated Automated Government Cash Reserves

SEVENTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 26, 2015.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 6/26/15

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 6/26/15

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Eighteenth Amendment to the Custody Agreement

This Eighteenth Amendment to the Custody Agreement, is effective as of May 1, 2016 (this “Amendment”), by and between the registered investment companies listed on Schedule II to the Agreement (as defined below), as may be amended from time to time (each stand-alone registered investment company and each Series a “Fund” and collectively the “Funds”), and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the parties have entered into that certain Custody Agreement, dated June 7, 2005 (as amended seventeen times previously, supplemented and/or restated, the “Agreement”), by and between the Funds and the Custodian;

WHEREAS, the parties have previously amended the Agreement with respect to various overdraft and compensating balance arrangements set forth in the Fee Schedule for Non-Money Market Funds attached to the Agreement as Exhibit D thereto (“Exhibit D”) and the Fee Schedule for Money Market Funds attached to the Agreement as Exhibit E thereto (“Exhibit E”), including to add or modify various “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements”; and

WHEREAS, each of the Funds and the Custodian wish to amend the overdraft and compensating balance arrangements between each of the Funds and the Custodian, including as set forth in the “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements” set forth in Exhibit D and Exhibit E, as set forth below.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

4.      Amendment. The parties hereby confirm and agree that the overdraft and compensating balance arrangements between each of the Funds and the Custodian, including as set forth in the “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements” set forth in Exhibit D and Exhibit E, are hereby amended and restated to provide as follows:

Each Fund and the Custodian have entered into the following arrangement, which is applicable separately with respect to each separate Fund:

(1)	On a daily basis, 100% of overdrawn balances with respect to the Fund will be charged at a rate of 175 basis points over the daily effective Fed Funds rate, such charges to be applied to the Fund’s safekeeping fees on a monthly basis.
(2)	On a daily basis, 90% of positive end of day balances with respect to the Fund will earn a credit at a rate of the greater of 0 or the daily effective Fed Funds rate less 50 basis points, such credits to be applied to the Fund’s safekeeping fees on a monthly basis.
(3)	On a monthly basis, the net resultant charge or credit will be applied to the Fund’s safekeeping fees. Net credits that exceed the monthly safekeeping fees may be carried over into the next billing period at the discretion of the Custodian.

(4)	The Funds will not be responsible for overdrafts resulting from errors or corrections by the Custodian in the reporting of available cash balances for which the Custodian is responsible under the Agreement.

5.      Miscellaneous. This Amendment constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. The Agreement, as amended hereby, shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall, together, constitute only one instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party. This Amendment shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

THE BANK OF NEW YORK MELLON EACH OF THE REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF LISTED ON SCHEDULE II TO THE AGREEMENT

By: _/s/ Armando Fernandez_____________ By: __/s/ Lori A. Hensler______

Title: Vice President, Managing Director Title: Treasurer for the Funds

NINETEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names to certain Funds and add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2016.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/16

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/16

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

TWENTIETH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds, to add certain Funds to, and to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 8/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 8/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017.

TWENTY-FIRST AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of October 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 10/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 10/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017.

TWENTY-SECOND AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017.

TWENTY-THIRD AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010 September 1, 2010, March 1, 2011, two separate amendments dated March 25, 2011, August 1, 2012, December 31, 2012, September 24, 2013, April 28, 2014, December 1, 2014, May 14, 2015, June 26, 2015, May 1, 2016, December 1, 2016, August 1, 2017, October 1, 2017 and December 1, 2017 between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

WHEREAS, each Fund is registered as a management investment company, or a series thereof, under the Investment Company Act of 1940, as amended; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Section 3 of Article V of the Agreement is hereby deleted in its entirety and replaced with the following language:

3.       Notwithstanding the foregoing, Custodian will not charge the Fund any overdraft fees, penalties, or related custody charges in connection with any transaction or series of related transactions for which Custodian did not provide Fund with notice, as soon as reasonably practicable under the circumstances, of any refusal to accept or provide a price for an Actionable Trade Request as such term is defined in the FX Standing Instructions Session Range Program Description, dated March 25, 2016 or the FX Benchmark Pricing Program Description, dated March 25, 2016, as applicable.

2.       The Agreement shall remain in full force and effect as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 16, 2018.

Each of the registered investment companies or series thereof listed on Schedule II to the Custody Agreement, as amended from time to time.

By: /s/ Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: _/s/ Armando Fernandez

Name: Armando Fernandez

Title: Managing Director

AMENDMENT TO TERMS OF

FOREIGN EXCHANGE BENCHMARK PRICING PROGRAM

AND

FOREIGN EXCHANGE STANDING INSTRUCTION SESSION RANGE PROGRAM

FX PROGRAM SELECTION FORM

Federated Investment Management Company (“Federated”) has received the FX Standing Instructions Session Range Program Description, dated March 25, 2016 (as amended from time to time, the “Session Range Program Description”), and the FX Standing Instructions Benchmark Pricing Program Description, dated March 25, 2016 (as amended from time to time, the “Benchmark Program Description” and collectively with the Session Range Program Description, the “Documents”).

Capitalized Terms not otherwise defined herein shall bear the meanings given to them in the Session Range Program Description or Benchmark Program Description, as applicable.

The parties agree that the terms of the Documents are amended as described herein:

  By executing this amendment and the FX Program Selection Form attached hereto as Exhibit A (collectively, the “Opt-In Form”), the parties express their agreement regarding the pricing and processing of FX Transactions executed pursuant to the terms of the Documents, as amended by this Opt-In Form. For avoidance of doubt, this is an agreement concerning the pricing and processing of FX Transactions, and not an agreement by either party hereto to enter into any particular FX Transaction. BNY Mellon is not in any way obligated to enter into any FX Transaction with the Customer as a result of the Customer providing instructions to BNY Mellon under either the FX Benchmark Pricing Program (the “Benchmark Program”) or the FX Standing Instructions Session Range Program Description (the “Session Range Program”). BNY Mellon may refuse to accept or provide a price for the Actionable Trade Request for any reason, including without limitation, because of market restrictions, legal, regulatory, credit or operational reasons.
  BNY Mellon’s Asset Servicing Representative dedicated to Federated will provide Federated with notice as soon as reasonably practicable: (i) of any refusal to accept or provide a price for the Actionable Trade Request, and (ii) of any market, legal, regulatory, credit or operational restrictions that render BNY Mellon incapable of accepting or providing a price for an Actionable Trade Request with respect to a particular currency. Such notice will be provided by email alert to Federated at the email address(es) provided below or at such other e-mail address as may be provided by Federated in writing hereafter.
  Federated acknowledges that each Customer identified in Exhibit B will engage in FX Transactions with BNY Mellon under the Benchmark Program for Developed Market Currencies, and under the Session Range Program for all other currencies. Federated may amend the accounts listed on Exhibit B hereto at any time by sending BNY Mellon an instruction in writing to either add account(s) or to remove account(s). The instruction shall identify the name of the account(s), account number(s), legal name(s), and the instruction to add or remove such accounts from Exhibit B. An instruction to add a new account will be thereby incorporated hereunder upon BNY Mellon’s written consent (or upon execution of an FX Transaction with respect to such account, which shall be deemed BNY Mellon’s written consent). An instruction to remove an account shall cause such account to be automatically terminated from the scope of the Documents upon receipt of such instruction without requiring BNY Mellon’s consent, provided that such termination shall not affect any obligations of such terminated account outstanding at the time of termination and including a reasonable time to act thereon.
  As used in the Documents, each separate legal entity is deemed to be a Customer.  Unless checked below, Federated understands and acknowledges that Netting (as defined in Annex A and described in Annex B and C of the applicable Document) will occur among accounts belonging to the same Customer. In the case of multiple accounts, if Federated does not identify which accounts belong to the same Customer, netting will occur at the account level.

We are requiring you to apply Netting across different Customers.  We have specified the exact legal names associated with each account in Exhibit B and provided that we have elected to apply Netting across different Customers, the following Indemnity shall apply:

Indemnity

The accounts listed in Exhibit B do not belong to the same Customer, they belong to various Customers. In consideration of making Netting available across the accounts of various Customers and enabling the FX trading activity of one Customer to benefit another Customer, we agree to indemnify and hold BNY Mellon and any affiliate of BNY Mellon harmless from and against any claim, loss, liability, damage, cost or expense of any nature whatsoever (including reasonable attorneys’ fees and expenses as they become due), arising out of or related to any claim of breach of any Law  in connection with the Netting across the accounts of various Customers. "Law" means any law, rule or regulation, including without limitation the Investment Company Act of 1940, Employee Retirement Income Securities Act of 1974, each as amended, or any successor federal statute.

  Reporting for FX Transactions shall be in the form attached, which may be modified from time to time. In the event that such modifications result in a material reduction in the information contained in the form and thereafter Federated reasonably requests such information, then BNY Mellon will provide such information as it relates to the Benchmark Program or the Session Range Program, so long as Federated’s request does not include third party information, violate any policy of BNY Mellon, conflict with any other customer’s confidentiality, and is information that BNY Mellon can produce (as reasonably determined by BNY Mellon).
  The parties agree that, if executing an Actionable Trade Request, prior to determining that it will not price such Actionable Trade Request in accordance with the terms of the Documents, BNY Mellon must make a reasonable and good faith determination that an Extraordinary Event has occurred or is expected to occur.
  Notwithstanding any provisions in the Documents to the contrary, BNY Mellon may only charge an additional or separate fee for its services outside of such fees earned by BNY Mellon in the form of Spreads or otherwise described in the Pricing sections of the Documents as part of either the Benchmark Program or the Session Range Program with the prior written agreement of Federated.
  The parties agree that in the event Federated chooses to terminate the agreement on behalf of a Customer or to revoke advance instructions on behalf of a Customer in accordance with Section 2.b of Annex D to each of the Documents, that such termination or revocation will be effective after the lapse of a reasonable time for BNY Mellon to act on such termination or revocation and in any event will be effective no later than 10 business days after receipt by BNY Mellon.
  In no event will BNY Mellon be liable for any indirect, special, incidental, consequential or punitive damages (including loss of profit, expense of use of other services, or attorney's fees), arising out of or in connection with this agreement, regardless of whether such damages arise in tort, contract or otherwise, even if BNY Mellon has been advised of the possibility of such damages. Notwithstanding the foregoing, the Documents shall not be construed to exclude or limit the liability of BNY Mellon or any of its affiliates for losses incurred in connection with any FX Transaction executed pursuant to the Documents attributable to: (i) fraud (ii) actions taken in bad faith; (iii) negligence (which shall be determined in accordance with the reasonable commercial standards of the banking industry); or (iv) any other liability that cannot be excluded or limited by Applicable Law. For purposes of the Documents and this Opt-in Form, “Applicable Law” shall mean all applicable United States or foreign federal, state and local laws, rules, regulations, interpretations, orders, judgments and decrees of any applicable regulatory authority or self-regulatory organization or of any national exchange, market or clearinghouse where foreign exchange transactions are executed.
  Either party may terminate this agreement upon thirty (30) days’ (or in the case of a termination for cause, five (5) days’) prior written notice to the other party. The termination shall not affect the rights, obligations and liabilities of any party hereto accrued as of the date of such termination. Notices under these Documents may be sent by electronic mail or regular mail to the other party at the addresses set forth below:

BNY Mellon: Ed McGann

BNY Mellon Asset Servicing

101 Barclay St., 3rd Floor

New York, NY 10286

Tel 212-815-5493

Edward.mcgann@bnymellon.com

Federated:       Lori Hensler

Federated Investment Management Company

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Tel 412-288-1277

lhensler@federatedinv.com

Tim Trebilcock

Federated Investment Management Company

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Tel 412-288-2954

ttrebilcock@federatedinv.com

11.	This agreement will be governed by and construed in accordance with the law of the State of New York (without reference to choice of law doctrine). Each party hereby waives the right to trial by jury in any action or proceeding instituted with respect to this agreement.

[Remainder of this page is intentionally left blank.]

Accepted and Agreed:
Federated Investment Management Company	The Bank of New York Mellon

By: /s/ John B. Fisher	By: /s/ Edward G. McGann
Name: John B. Fisher	Name: Edward G. McGann
Title: President	Title: Managing Director
Date: April 26, 2018	Date: April 24, 2018

EXHIBIT A

FX Program Selection Form

Version Date: 17th July, 2014

1.

2.

* Max size is 35 alphanumeric characters

3.

* Please note that the Questionnaire contains dropdown menus

4.

We hereby confirm, that the information provided in this Questionnaire is correct, and that any future amendments must be notified to BNY Mellon in writing.

FX Program Selection Form - For Asset Owner to complete

***** Please fully complete the Questionnaire, then sign and return (including the original excel file) to FXPricingProgramElections@bnymellon.com*****

FX Program Selection Form - For Asset Owner to complete

We understand that The Bank of New York Mellon (“BNY Mellon”) offers two standard pricing options for custody related Foreign Exchange (FX): (1) the Session Range Program; and (2) the Defined Spread Program. There is an additional alternative pricing option called FX Benchmark Pricing which applies to developed market currencies only as defined in its latest Program Description.

We understand that if we do not specifically select the Defined Spread Program or the FX Benchmark Pricing option, or fail to execute an FX Program Election Form, any custody related foreign exchange instructions we send will be priced either in accordance with another arrangement to which we and BNY Mellon have agreed or if no such agreement has occured, such instructions will be priced in accordance with BNY Mellon's then-applicable default program for handling such instructions. Currently, Session Range is the default program for handling such instructions.

If we have any questions concerning BNY Mellon’s FX pricing options, we shall contact our Relationship Manager.

We are instructing BNY Mellon to price FX transactions involving the currency pairs as specified below (please select one of the following): For FX transactions involving two Developed Market currencies:

Developed Market currencies mean each of the following (ISO Codes): AUD, CAD, CHF, CZK, DKK, EUR, GBP, HKD, HUF, ILS, JPY, MXN, NOK, NZD, PLN, RON, SEK, SGD, TRY, USD , ZAR.
Please select the service offering to apply to custody related FX	FX Benchmark Pricing
https://workbench.bnymellon.com/reference/wb_reference.jsp#mfep	Fixing Time 4:00 PM EST (20L – London Close)

We, the undersigned Customer, have received the latest version of the FX Benchmark Pricing Program Description available at the above web link. We are directly dealing with you, BNY Mellon, on our own behalf and/or have appointed one or more investment advisers or investment managers (a “Manager”) as our agents to deal with you, as we have notified you in writing from time to time. We on our own behalf agree that each Customer identified as part of this set up form will engage in FX Transactions with you under the FX Benchmark Pricing Program (as described in the Program Description), for those trade requests identified in the Program Description. We understand that in addition to this form, we (if applicable) may have to sign other administrative forms to participate in the service.

For FX transactions involving one or more Emerging Market currencies:
Emerging Market currencies mean any other currency that is not a Developed Market currency.

Please select the service offering to apply to custody related FX	Session Range (Default)

We, the undersigned Customer, have received the latest version of the Session Range Program Description available at the above web link. We are directly dealing with you, BNY Mellon, on our own behalf and/or have appointed one or more investment advisers or investment managers (a “Manager”) as our agents to deal with you, as we have notified you in writing from time to time. We on our own behalf agree that each Customer identified as part of this set up form will engage in FX Transactions with you under the Session Range Pricing Program (as described in the Program Description), for those trade requests identified in the Program Description. We understand that in addition to this form, we (if applicable) may have to sign other administrative forms to participate in the service.

Federated Investment Management Company By: /s/ John B. Fisher
Please complete the Account List tab.	Title: Date:

FX Program Election

FX Program Selection Form - Account List - For Asset Owner to complete

We understand that BNY Mellon offers Price Netting (as defined in the relevant program description) to foreign exchange transactions ("FX Transactions") at the legal entity level (across accounts of the same legal entity) provided that we direct BNY Mellon as to which accounts belong to the respective legal entity (which can be provided below). Without such direction, Price Netting will default to the account level.

Please select the netting option to be applied to the FX Program group (Choose drop-down option)	Across Accounts of the Same Legal Entity

If we apply "Netting Across Accounts of Different (but related) Legal Entities", then the following indemnity shall apply:

Indemnity

The accounts listed in the account list do not belong to the same Customer, they belong to various Customers. In consideration of making Netting available across the accounts of various Customers and enabling the FX trading activity of one Customer to benefit another Customer, we agree to indemnify and hold BNY Mellon and any affiliate harmless from and against any claim, loss, liability, damage, cost or expense of any nature whatsoever (including reasonable attorneys’ fees and expenses as they become due), arising out of or related to any claim of breach of any Law in connection with the Netting across the accounts of various Customers. "Law" means any law, rule or regulation.

Account List

EXHIBIT B

List of Customers

Account Name	Account Number	Legal Entity Name
157877	FARF	FEDERATED ABSOLUTE RETURN FUND
557219	FEMDF	FEDERATED EMERGING MARKET DEBT FUND
385540	FGSVF	FEDERATED GLOBAL STRATEGIC VALUE DIVIDEND FUND
557217	FGTRB	FEDERATED GLOBAL TOTAL RETURN BOND FUND
557218	FIBSP	FEDERATED INTERNATIONAL BOND STRATEGY PORTFOLIO
557242	FIDSP	FEDERATED INTERNATIONAL DIVIDEND STRATEGY PORTFOLIO
557220	FILF	FEDERATED INTERNATIONAL LEADERS FUND

By:/s/ John B. Fisher
Name: John B. Fisher
Title: President
Date: April 26, 2018

TWENTY-FOURTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 1, 2018.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised April 1, 2018

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised April 1, 2018

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

TWENTY-FIFTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds and remove certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of September 1, 2018.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised September 1, 2018

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised September 1, 2018

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust